UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in charter)

Delaware	001-33631	56-2639586
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street

Suite 2060

Houston, TX 77002

(Address of principal executive offices) (Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

717 Texas Avenue, Suite 3150, Houston, TX 77002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 25, 2012, Crestwood Midstream Partners LP (the “Partnership”) issued a press release announcing that Mark Stockard, Vice President, Treasurer and Investor Relations of the Partnership’s general partner, will present at the 2012 Global Hunter Securities 100 Energy Conference in San Francisco, California, on Tuesday, June 26, 2012, at approximately 8:00 a.m. Pacific Time. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The presentation will be accessible on the Partnership’s website in the Investor Relations section along with the related presentation materials (www.crestwoodlp.com). The Partnership does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic reports filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information set forth in this Item 7.01, as well as statements made by representatives of the Partnership during the course of the presentation, include “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01, or made during the course of the presentation, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2011, and the Partnership’s Form 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Crestwood Midstream Partners LP dated June 25, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Gas Services GP LLC
its general partner

Date: June 26, 2012	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Crestwood Midstream Partners LP dated June 25, 2012